FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Variable Annuity Fund A, hereby appoints Glenn O. Head or Richard
H. Gaebler, and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-4 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of variable annuity contracts, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of November, 1996.


                                            /s/ Richard H. Gaebler
                                            ----------------------
                                                Richard H. Gaebler

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Variable Annuity Fund A, hereby appoints Glenn O. Head or Richard
H. Gaebler, and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-4 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of variable annuity contracts, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of November, 1996.


                                            /s/ Glenn O. Head
                                            -----------------
                                                Glenn O. Head

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Variable Annuity Fund A, hereby appoints Glenn O. Head or Richard
H. Gaebler, and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-4 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of variable annuity contracts, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of November, 1996.


                                            /s/ Scott Hodes
                                            ---------------
                                                Scott Hodes

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Variable Annuity Fund A, hereby appoints Glenn O. Head or Richard
H. Gaebler, and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-4 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of variable annuity contracts, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of November, 1996.


                                            /s/ Kathryn S. Head
                                            -------------------
                                                Kathryn S. Head

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Variable Annuity Fund A, hereby appoints Glenn O. Head or Richard
H. Gaebler, and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-4 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of variable annuity contracts, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of November, 1996.


                                            /s/ Jackson Ream
                                            ----------------
                                                Jackson Ream

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Variable Annuity Fund A, hereby appoints Glenn O. Head or Richard
H. Gaebler, and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-4 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of variable annuity contracts, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of November, 1996.


                                            /s/ Nelson Schaenen, Jr.
                                            ------------------------
                                                Nelson Schaenen, Jr.

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Variable Annuity Fund A, hereby appoints Glenn O. Head or Richard
H. Gaebler, and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-4 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of variable annuity contracts, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of November, 1996.


                                            /s/ John T. Sullivan
                                            --------------------
                                                John T. Sullivan

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Variable Annuity Fund A, hereby appoints Glenn O. Head or Richard
H. Gaebler, and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-4 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of variable annuity contracts, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of November, 1996.


                                            /s/ George V. Ganter
                                            --------------------
                                                George V. Ganter

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Variable Annuity Fund A, hereby appoints Glenn O. Head or Richard
H. Gaebler, and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-4 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of variable annuity contracts, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of November, 1996.


                                            /s/ Jay G. Baris
                                            ----------------
                                                Jay G. Baris

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Variable Annuity Fund A, hereby appoints Glenn O. Head or Richard
H. Gaebler, and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-4 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of variable annuity contracts, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of November, 1996.


                                            /s/ Robert J. Grosso
                                            --------------------
                                                Robert J. Grosso

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Variable Annuity Fund A, hereby appoints Glenn O. Head or Richard
H. Gaebler, and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-4 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of variable annuity contracts, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of November, 1996.


                                            /s/ Glenn T. Dallas
                                            -------------------
                                                Glenn T. Dallas